UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 21, 2012

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Suite 200	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2012, Texas Roadhouse, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 27, 2011.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release.

ITEM 8.01.  OTHER EVENTS.

On February 21, 2012, the Company announced its first quarter 2012 cash dividend.

On February 21, 2012, the Company also announced that its Board of Directors approved a stock repurchase program under which it authorized the Company to repurchase up to $100 million of its common stock.  The Board of Directors cancelled the previous stock repurchase program, which had no expiration date.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS

99.1                Press Release dated February 21, 2012.

The information in this Current Report on Form 8-K at Item 2.02 and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: February 21, 2012	By:	/s/ Scott M. Colosi
Scott M. Colosi
President

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on February 21, 2012